Exhibit 99.3

                           CSI BUSINESS FINANCE, INC.
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                  JUNE 30, 2005

                                                              CSI Business   Health Express
                                                              Finance, Inc.     USA, Inc.      Adjustments               Pro Forma
                                                              =============================================            ============
                             ASSETS
CURRENT ASSETS
Cash                                                          $     19,413    $     22,351     $         --            $     41,764
Prepaid expense                                                      2,188           4,992               --                   7,180
Minimum lease payments receivable                                  152,854              --               --                 152,854
Assets of discontinued operations                                       --             126             (126) A                   --
                                                              ---------------------------------------------            ------------
Total current assets                                               174,455          27,469             (126) A              201,798
                                                              ---------------------------------------------            ------------
NONCURRENT ASSETS
Minimum lease payments receivable                                  215,783              --               --                 215,783
Fixed assets, net                                                      833           2,251           (1,551)                  1,533
Debt issue costs                                                        --           5,000               --                   5,000
Deposits                                                                --           4,433               --                   4,433
Intangible assets, net                                              27,647              --               --                  27,647
                                                              ---------------------------------------------            ------------
Total noncurrent assets                                            244,263          11,684           (1,551)                254,396
                                                              ---------------------------------------------            ------------
TOTAL ASSETS                                                  $    418,718    $     39,153     $     (1,677)           $    456,194
                                                              ============    ============     ============            ============

            LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
   Accounts payable                                           $      3,934    $     26,211     $         --            $     30,145
   Accrued liabilities                                               1,383              --               --                   1,383
   Unearned income                                                  65,783              --               --                  65,783
   Accrued interest payable                                             --          73,244           (5,188) B               68,056
   Accrued interest payable--related party                              --          25,627          (25,627) B                   --
   Accrued compensation and related taxes--related parties              --         199,978         (199,978) A                   --
   Notes payable--related party                                         --         171,660         (171,660) B                   --
   Notes payable--net of debt discount                                  --         533,333               --                 533,333
   Convertible debenture                                                --          14,200               --                  14,200
   Liabilities of discounted operations                                 --         223,906          (23,906) A              200,000
   Advances from parent                                            101,612              --               --                 101,612
                                                              ---------------------------------------------            ------------
   Total current liabilities                                       172,712       1,268,159         (426,359)              1,014,512
                                                              ---------------------------------------------            ------------
NONCURRENT LIABILITIES
   Unearned income                                                  41,005              --               --                  41,005
   Convertible debenture                                                --          60,000          (60,000) B                   --
                                                              ---------------------------------------------            ------------
   Total noncurrent liabilities                                     41,005          60,000          (60,000)                 41,005
                                                              ---------------------------------------------            ------------

COMMITMENTS AND CONTINGENCIES                                           --              --               --                      --

SHAREHOLDERS' DEFICIT
   Preferred stock                                                       2              --               --                       2
   Convertible Preferred Stock Series A                                 --              --            1,000  C                1,000
   Common stock                                                         10          30,020          110,197  B,C            140,227
   Common stock issuable                                                --          19,000               --                  19,000
   Additional paid-in-capital                                      200,988      10,075,493      (10,235,710) A,B,C,D         40,771
   Retained earnings (deficit)                                       4,001     (11,413,519)      10,609,195  D             (800,323)
                                                              ---------------------------------------------            ------------
   Total shareholders' deficit                                     205,001      (1,289,006)         484,682                (599,323)
                                                              ---------------------------------------------            ------------
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT                   $    418,718    $     39,153     $     (1,677)           $    456,194
                                                              ============    ============     ============            ============

A     To eliminate assets and liabilities not assumed in the merger.

B     To adjust liabilities to amounts assumed in the merger.

C To record 100,000 shares of preferred stock issued in accordance with the Share Exchange Agreement.

D To record merger expense for the net liabilites acquired as part of the Share Exchange Agreement.

                           CSI BUSINESS FINANCE, INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2005

                                                              CSI Business   Health Express
                                                              Finance, Inc.     USA, Inc.      Adjustments               Pro Forma
                                                              =============================================            ============
REVENUE
Lease income                                                  $     41,311    $         --     $         --            $     41,311
Fee income                                                          47,113              --               --                  47,113
                                                              ---------------------------------------------            ------------
                                                                    88,424              --               --                  88,424
                                                              ---------------------------------------------            ------------
OPERATING EXPENSES
Salaries and benefits                                               32,106              --               --                  32,106
Commissions                                                          3,828              --               --                   3,828
General and  administrative                                             --         141,864         (141,864) A                   --
Business development, travel and entertainment                         634              --               --                     634
Depreciation and amortization                                        5,887              --               --                   5,887
Rent                                                                 5,114              --               --                   5,114
Professional fees                                                   10,797              --               --                  10,797
Debt issue cost                                                         --          10,111               --                  10,111
Depreciation                                                            --             487             (487) A                   --
Other                                                                8,151              --               --                   8,151
Merger expense                                                          --              --          804,324  C              804,324
                                                              ---------------------------------------------            ------------
Total expenses                                                      66,517         152,462          661,973                 880,952
                                                              ---------------------------------------------            ------------
OTHER INCOME (EXPENSE)
Interest expense, net                                                   --         (55,696)           1,650  A              (54,046)
Other income                                                            --           5,349           (5,349) A                   --
                                                              ---------------------------------------------            ------------
Total other income (expense)                                            --         (50,347)          (3,699)                (54,046)

LOSS FROM DISCONTINUED OPERATIONS                                       --            (621)             621  A                   --
                                                              ---------------------------------------------            ------------

Income (loss) before provision for income taxes                     21,907        (203,430)        (665,051)               (846,574)
                                                              ---------------------------------------------            ------------

INCOME TAX PROVISION                                                 4,010              --           (4,010) D                   --
                                                              ---------------------------------------------            ------------

NET INCOME (LOSS)                                                   17,897        (203,430)        (661,041)               (846,574)

    Preferred dividends paid                                        12,000              --          (12,000) B                   --
                                                              ---------------------------------------------            ------------

INCOME APPLICABLE TO COMMON SHARES                            $      5,897    $   (203,430)    $   (649,041)           $   (846,574)
                                                              ============    ============     ============            ============

Net Income (Loss) Per Share-basic and diluted                 $       5.90    $      (0.01)                            $      (0.01)
                                                              ============    ============                             ============

Weighted average number of shares outstanding
during the year--basic and diluted                                   1,000      33,273,130                              159,226,866
                                                              ============    ============                             ============

A To eliminate revenue and expenses that do not relate to on-going operations.

B     To reflect redemption of the Preferred Stock in July, 2005.

C To record merger expense for the net liabilities acquired as a part of the Share Exchange Agreement.

D     To record income tax effect.

                           CSI BUSINESS FINANCE, INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                              CSI Business   Health Express
                                                              Finance, Inc.     USA, Inc.      Adjustments               Pro Forma
                                                              =============================================            ============
REVENUE
   Lease income                                               $      6,653    $         --     $         --            $      6,653
   Franchise fee revenue                                                --          70,000          (70,000) A                   --
   Royalty revenue                                                      --          17,779          (17,779) A                   --
                                                              ---------------------------------------------            ------------
                                                                     6,653          87,779          (87,779)                  6,653
                                                              ---------------------------------------------            ------------
OPERATING EXPENSES
   Salaries and benefits                                                --         431,457         (431,457) A                   --
   Commissions                                                          --              --               --                      --
   General and  administrative                                          --         323,961         (323,961) A                   --
   Business development, advertising and promotion                      --          27,258          (27,258) A                   --
   Depreciation and amortization                                       953           1,010           (1,010) A                  953
   Rent                                                                 --              --               --                      --
   Professional fees                                                 2,825              --               --                   2,825
   Debt issue cost                                                      --          80,894               --                  80,894
   Bad debt expense                                                     --          17,970          (17,970) A                   --
   Merger expense                                                       --              --          804,324  C              804,324
   Other                                                                --              --               --                      --
                                                              ---------------------------------------------            ------------
   Total expenses                                                    3,778         882,550            2,668                 888,996
                                                              ---------------------------------------------            ------------
OTHER INCOME (EXPENSE)
   Interest expense, net                                                --         (73,694)           3,000                 (70,694)
   Other income                                                         --            (780)             780  A                   --
                                                              ---------------------------------------------            ------------
   Total other income (expense)                                         --         (74,474)           3,780                 (70,694)
                                                              ---------------------------------------------            ------------

LOSS FROM CONTINUING OPERATIONS                                      2,875        (869,245)         (86,667)               (953,037)

LOSS FROM DISCONTINUED OPERATIONS                                       --        (419,820)         419,820  A                   --
                                                              ---------------------------------------------            ------------

   Income before provision for income taxes                          2,875      (1,289,065)         333,153                (953,037)

INCOME TAX PROVISION                                                   771              --             (771) D                   --
                                                              ---------------------------------------------            ------------

NET INCOME (LOSS)                                                    2,104      (1,289,065)         333,924                (953,037)

   Preferred dividends paid                                          4,000              --           (4,000) B                   --
                                                              ---------------------------------------------            ------------

INCOME APPLICABLE TO COMMON SHARES                            $     (1,896)   $ (1,289,065)    $    337,924            $   (953,037)
                                                              ============    ============     ============            ============

Net Loss Per Share-Basic and Diluted:
   Loss from continuing operations                            $      (1.90)   $      (0.05)                            $      (0.01)
   Loss from discontinued operations                                    --           (0.03)                                      --
                                                              ------------    ------------                             ------------
Net (Loss) Per Share-basic and diluted                        $      (1.90)   $      (0.08)                            $      (0.01)
                                                              ============    ============                             ============

Weighted average number of shares outstanding
during the year--basic and diluted                                   1,000      16,812,569                              159,226,866
                                                              ============    ============                             ============

A To eliminate revenue and expenses that do not relate to on-going operations.

B     To reflect redemption of the Preferred Stock in July, 2005.

C To record merger expense for the net liabilities acquired as a part of the Share Exchange Agreement.

D     To record the income tax effect.